Karen Colonias CEO Brian Magstadt CFO STRENGTH BUILT IN August | 2020

Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 2 IE of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally can be identified by words such as "anticipate," "believe," "estimate," "expect," "intend,“ "plan,“ "target," "continue," "predict," "project," "change," "result," "future," "will," "could," "can," "may," "likely," "potentially,“ or similar expressions that concern our strategy, plans, expectations or intentions. Forward-looking statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales growth, comparable sales, earnings and performance, stockholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for services, share repurchases, our strategic initiatives, including the impact of these initiatives on our strategic and operational plans and financial results, and any statement of an assumption underlying any of the foregoing and other statements that are not historical facts. Although we believe that the expectations, opinions, projections and comments reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and we can give no assurance that such statements will prove to be correct. Actual results may differ materially from those expressed or implied in such statements. Forward-looking statements are subject to inherent uncertainties, risk and other factors that are difficult to predict and could cause our actual results to vary in material respects from what we have expressed or implied by these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those expressed in our forward-looking statements include the impact of COVID-19 on our operations and supply chain, and the operations of our customers, suppliers and business partners and those discussed under Item 1A. Risk Factors and Item 7 Management’s Discussion and Analysis of Financial Condition and Results of Operations in our most recent Annual Report on Form 10-K and subsequent filings with the SEC. To the extent that COVID-19 adversely affects our business and financial results, it may also have the effect of heightening many of such risk and other factors. We caution that you should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. Readers are urged to carefully review and consider the various disclosures made in our reports filed with the SEC that advise of the risks and factors that may affect our business, results of operations and financial condition. 2

Investment Highlights Industry leader with unique business model, strong brand recognition and trusted reputation Diversified product offerings and geographies mitigates exposure to cyclical U.S. housing market Leadership position in wood products with significant opportunities in all addressable markets Industry-leading gross profit and operating margins Strong balance sheet enables financial flexibility and stockholder returns 83% of cash flow from operations returned to stockholders since 2017(1) (1) Time frame represents January 1, 2017 to June 30, 2020. 3

Company Overview

Simpson Manufacturing Co. designs, engineers and manufactures structural connectors, anchors, fasteners, software solutions and other products for new construction, repair and remodel, and do-it-yourself markets

Key Facts and Figures

- Ticker: NYSE:SSD
- Market Cap(1): $3.97 B
- Year Founded: 1956
- Year Public: 1994
- 2019 Revenue: $1.14 B
- Headquarters: Pleasanton, CA
- Operations in 50 locations globally
- Employees: 3,337





Unique Business Model …

- Simpson has spent over 60 years providing the highest-quality structural building solutions, and has built a strong foundation of product innovation, customer service and industry leadership
- Simpson is seen as a thought leader in supporting the process of building safer, stronger structures in collaboration with customers, specifiers and code officials
- Simpson continues to differentiate from competitors across operating segments by designing and marketing end-to-end construction product systems
- Simpson promotes a culture of employee ownership focused on the value and contributions of every employee

…Drives Stockholder Value

- Balanced capital allocation strategy utilizes free cash flow to grow the business and to provide returns to stockholders(2):

~12% Increase in quarterly dividend

$304 M Share repurchases

~83% Cash flows from operations returned to stockholders

(1) As of July 28, 2020.
(2) Data represents January 1, 2017 to June 30, 2020.

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Products for Construction

303 Engineers	56 Engineering & Lab Technicians	659 Patents & Trademarks	128 Patents Pending	186 Code Reports

Wood Construction Products

- Produce and market over 10,000 standard and custom products
- Typically made of steel and are used primarily to strengthen, support and connect wood joints



SAMPLE PRODUCT LINES: Truss plates, screw-delivery systems, holdowns, fasteners, joist hangers, wood & steel shearwalls, moment frames

Product Applications



Single Family



DIY: Decks



Multi-Family



Outdoor Accents® Hardware

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Products for Construction (continued) Concrete Construction Products • Produce and market over 1,000 standard and custom products • Composed of various materials including steel, chemicals and carbon fiber used to anchor, protect and strengthen concrete SAMPLE PRODUCT LINES: Powder-actuated tools, mechanical anchors, adhesives, concrete repair systems, fiberglass jackets, carbon fiber Six Key End Markets Light-Framed Waste Water Commercial Bridge and Retrofit Direct OEM Construction Treatment Plants Cold-Formed Steel Marine Aligns with core Strong product mix Historical success Strong product Investments have FX-70 and CSS competency and and historical with stainless steel offering & new developed a product lines are allows leveraging success with and crack injection opportunity to sell strong, high margin top in industry of resources customer group offerings direct product mix 6

Addressable Market Opportunity(1) Addressable Market $1.3 B (9%) $5.8 B Addressable Market $730 M (13%) $15.0 B $1.5 B Addressable Market: $1.5 B (100%) Fasteners (Addressable) Concrete (Addressable) Wood Connectors & Truss (Addressable) (1) Note: Market sizes and market shares based on internal estimates using information as of December 31, 2019. Includes North America, 7 Europe and Pacific Rim.

Simpson’s Share of Addressable Market(1) SSD’s Share $187 M (14%) SSD’s Share $730 M $161 M (22%) $1.3 B $1.5 B SSD’s Share $786 M (52%) Fasteners (SSD Share) Concrete (SSD Share) Wood Connectors & Truss (SSD Share) (1) Note: Market share based on net sales as of the full year ended December 31, 2019. Market sizes based on internal estimates using 8 information as of December 31, 2019. Includes North America, Europe and Pacific Rim.

Net Sales Correlation to U.S. Housing Starts Our investments in adjacent products and markets have helped mitigate our exposure to a cyclical U.S. housing market over time… $1,200 2.0 $1,100 1.8 $1,000 1.6 $900 1.4 (M) Starts Housing $800 $700 1.2 $600 1.0 ($M) $500 0.8 $400 0.6 $300 0.4 $200 $100 0.2 $0 0.0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Gross 42.1% 39.8% 40.3% 35.1% 44.0% 44.9% 43.0% 44.5% 45.5% 44.9% 47.6% 45.4% 44.5% 43.3% Margin: North America Net Sales Total Net Sales Gross Profit Income from Operations Housing Starts 9

Strategic Growth Initiatives Rationale …while also allowing us to provide a complete product solution to our customers and to improve sales and margins in our core wood connector business. EUROPE CONCRETE SOFTWARE • Attractive opportunity to • Sharpening focus on • Supports retaining our grow wood connectors, higher-margin product lines leadership position in wood fasteners and concrete to drive profitability and connector products through products with tailwinds from increase market share availability of end-to-end improved economic product and software conditions • Complementary to wood solution construction product • Helps diversify from offering • Development of best-in- significant exposure to U.S. class truss software housing starts • Able to perform throughout solution, specifically, all industry cycles given enhances technological • Expands trusted brand less reliance on U.S. capabilities to remain reputation through housing starts for growth competitive extensive testing and education capabilities • Over 40% of our core wood connector sales are to customers with software needs 10

Simpson Strong-Tie Software Strategy

Over 40% of our core wood connector sales are to customers with software needs


Design
Input
Estimation Workflow
Output
Web Apps
2D / 3D Takeoffs
Simpson's Proprietary Software Pipeline
LotSpec
Option Management
Truss Studio
Bill of Material
Back-Office Systems
Simpson Products
Hyphen Supply Pro

STRATEGIC RATIONALE

- Without software solutions, we believe a meaningful portion of our core wood connector products business would be at risk
- Investments in software have enhanced our technological capabilities to remain competitive in wood construction space
- Simpson's proprietary software allows data to transfer into "estimation workflows", where customers can:
  - Review blueprints and provide builders with a required bill of materials, specified with Simpson products
  - Submit the bill of materials into their back-office systems to save and process the order

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Competitive Advantages Aside from our strong brand recognition and trusted reputation, Simpson is unique due to: • Strong customer support and education for engineers, builders, contractors and code officials • Provide on-site customer installation training and support • Extensive product testing capabilities at our state-of- the-art test lab • We lead the industry in developing higher load values, faster product installations and increased building safety standards to better serve the needs of our customers • Product availability with delivery in typically 24 – 48 hours or less • Active involvement with code officials and agencies to improve building construction practices Testing of Simpson Strong-Tie® FX-70 Structural Repair and Strengthening System at Simpson’s Tyrell Gilb Research Lab – the industry’s first full-scale, cyclic test of a repaired wood pile. 12

Operating Income Margin Outperformance Simpson Historical Operating Income Margin Versus Proxy Peer Average(1) 25.0% 19.9% 20.0% 16.4% 15.1% 14.1% 16.0% 13.7% 14.1% 13.8% 15.9% 15.0% 13.2% 13.3% 12.3% 12.0% 11.6% 9.4% 9.9% 12.6% 11.5% 10.0% 7.8% 9.5% 6.0% 5.9% 5.4% 5.0% 3.7% 3.8% 0.0% 1.1% (2.7%) (5.0%) (7.3%) (10.0%) (15.0%) 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 SSD Proxy Peer Average (1) (1) Proxy peer average includes: AAON, AMWD, APOG, AWI, EXP, ROCK, IIIN, DOOR, PATK, PGTI, NX, SUM, TREX, USCR and WMS. 13

Strong Business Drives Stockholder Value From 2010 – 2019, Simpson has grown EPS by 414% and increased its annual dividend by 118% Our 2019 Sales by Product… EPS(1) ($ USD Millions) $2.98 $2.72 Concrete Construction $1.94 $187 $1.86 $1.29 $1.38 $1.04 $1.05 $0.87 Wood $0.58 Construction $949 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 (2) and Across Operating Segments Dividends Per Share ($ USD Millions) Asia/Pacific $0.91 $0.87 $9 $0.81 Europe $0.70 $155 $0.62 $0.55 $0.50 $0.50 $0.50 $0.40 North America $973 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 (1) The enactment of the Tax Cuts and Jobs Act in December 2017 resulted in a provisional net charge of $2.2 million in the fourth quarter of 2017, or an impact of $0.04 per fully diluted share. (2) Chart represents annual dividends declared. Part of the 2013 dividend was accelerated due to uncertainty of changes to tax code in 2013. The dividend paid in December 2012 is included in 2013. 14

Q2 2020 Highlights

PERFORMANCE SUMMARY

- Solid net sales of $326.1 million increased 7.0% year-over-year
  - Higher demand associated with initial product rollout to Lowe's, a returning home center customer
  - Improved sales in the repair and remodel market due to shift in consumer behavior towards home renovations stemming from COVID-19 shelter-in-place orders
- Strong gross margin of 45.9%
  - Improved 190 basis points year-over-year due to sales mix and lower material costs on improved overhead absorption
- Income from operations of $72.2 million; earnings of $1.22 per diluted share
  - Driven by strong demand and effective expense management
  - 280 basis points year-over-year improvement in operating expense as a percent of sales
- Business operations in COVID-19 environment
  - Simpson operates as an essential business and key supplier of other essential businesses
  - Health and safety of employees is top priority
  - All North America manufacturing and distribution facilities remain open; two manufacturing facilities in the U.K. and France ordered to cease operations in mid-March; facilities now back up and running at near-full capacity
  - No supply-chain disruptions to date


Net Sales ($ in millions)
$304.9
$283.7
$326.1
Q2 2019
Q1 2020
Q2 2020


Gross Margin
44.0%
45.7%
45.9%
Q2 2019
Q1 2020
Q2 2020


EPS
$0.88
$0.83
$1.22
Q2 2019
Q1 2020
Q2 2020

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Strong Balance Sheet & Liquidity Position Key financial metrics for the six months ended June 30, 2020: • Strong balance sheet and ample liquidity to maintain day-to-day operations $315 M CASH AND CASH EQUIVALENTS • Focus on effective working capital management $43 M CASH FLOW FROM OPERATIONS and prudent cash preservation in the COVID-19 environment $14 M CAPITAL EXPENDITURES • Borrowed $150 million from our $300 million revolving credit facility in March 2020 for $151 M TOTAL DEBT OUTSTANDING additional financial flexibility in light of COVID- 19 and extended the term of the Credit $154 M TOTAL AVAILABLE CREDIT Agreement from July 2021 to July 2022 16

Disciplined Capital Allocation Strategy Simpson has returned 83% of cash flow from operations returned to stockholders since 2017(1) through both dividends and repurchases of its common stock Cash Flow from • Improve cash flow through better management of working capital and Operations overall balance sheet discipline Organic Growth Share Repurchases Dividends Investments • Repurchased $62.7 million of • Focus primarily on organic • Maintained and grown quarterly Simpson common stock in the first growth opportunities through cash dividends consistently half of 2020 strategic capital investments in since 2004 • $37.3 million available for share the business repurchases (of $100 million authorization through 2020) • As part of cash preservation efforts, temporarily suspending share repurchase program due to COVID-19 (1) Time frame represents January 1, 2017 to June 30, 2020. 17

Thoughtful Deployment of Capital Since 2017(1) we have… • Increased our quarterly dividend by approximately 12% • Repurchased more than $304 million in shares, including a record $111 million in fiscal 2018 …resulting in returns of our cash flow from operations to stockholders of approximately 83% Cash Flow from Operations, Capital Invested and Capital Returned (2017 – YTD 2020(1)) $528 M $304 M $134 M $137 M $38 M Cash Flow from Capital Acquisitions & Share Dividends Operations Expenditures Purchase of Repurchases Intangible Assets (1) Data represents January 1, 2017 to June 30, 2020. 18

3-Year Relative Price Performance Recent stock price performance reflects clarity surrounding business strategy and durability, growth prospects and operational efficiencies SSD: +118% Proxy Peers: +91% S&P 500: +32% DJUSBM: +26% Simpson Manufacturing Co., Inc. DJ US TM/Building Materials & Fixtures Index Proxy Peers S&P 500 Note: Proxy peer average includes: AAON, AMWD, APOG, AWI, EXP, ROCK, IIIN, DOOR, PATK, PGTI, NX, SUM, TREX, USCR and WMS. Note: As of July 31, 2020. 19

Robust Sustainability Programs We believe in doing what’s right for our people, customers and community Environmental Efforts Social Programs Manufacturing Process Employee Involvement Our value engineering process optimizes design while Our employees dedicate hundreds of volunteer hours each maximizing performance for construction year in their local communities Energy Efficiencies All Inclusive Workplace We strive to increase energy efficiencies at our facilities for Our Boulstrop, Denmark, branch was named “Inclusive environmentally friendly, cost-effective operations Workplace of the Year” in 2014 Sustainable Building Practices Scholarships We support established national and local sustainable Our program provides financial assistance to employees’ building practices children, and to engineering and architecture students Recycling Sponsorships We recycle most key materials to reduce our impact on the We sponsor a variety of campaigns to help support those in environment our industry Innovative Product Use Disaster Relief Our products strengthen structures they are installed in, Simpson supports disaster relief and recovery efforts making them more able to resist natural forces around the globe Quality Programs Industry Recognition We follow a quality system that manages defined We collaborated with academia on the NEESWood procedures to ensure consistent product quality Capstone project Environmental Health & Safety Careers We conduct safety audits at our manufacturing facilities We value the individuals and the creativity that individuals around the world can bring to the workplace For more information, visit www.simpsonmfg.com/sustainability/ 20

APPENDIX

Wood Construction — Product Spotlight Outdoor Accents® Decorative Hardware • Outdoor Accents wood connectors and fasteners offer decorative appeal and structural strength to outdoor living areas such as pergolas, gazebos and patio covers • The hardware accommodates various lumber sizes, providing flexibility for designing and building custom outdoor structures Select Outdoor Accents Products APB ADJUSTABLE APT FLAT OUTDOOR ACCENTS POST BASE FOR STRAPS FOR STRUCTURAL WOOD SCREW COLUMNS AND POSTS 90° ANGLES AND HEX-HEAD WASHER 22

Wood Construction — Product Spotlight Truss Products Truss Software • Truss plates are made from light-gauge • Our truss software supports our core wood product galvanized steel and are pressed into lumber to offering by providing a complete system join wood members together, which create a • Our Component Solutions® truss software suite structural roof truss offers comprehensive project management and • Our manufacturing facilities incorporate state-of- design tools in a real-time 3D experience the-art technology to consistently produce top- • Truss Studio® provides simple, robust tools for quality truss connector plates with some of the truss design that enable Designers to become highest loads in the industry proficient in less time • CS Director® streamlines project management by Select Truss Products and Software scheduling and tracking tasks, creating truss libraries, managing workflows and providing access to remote team members • EWP Studio® is a layout, design and analysis solution for engineered wood products that complements our component software offering TRUSS PLATES ROOF TRUSS SEISMIC AND CLIPS HURRICANE TIES 23

Concrete Construction — Product Spotlight Mechanical Anchors • Our mechanical anchors are designed to install easily and securely into a variety of base materials — including concrete, brick and stone • For applications where there is a risk of concrete cracking, specific anchors have been designed and tested to offer reliability under these conditions • Engineers and contractors trust Simpson Strong-Tie anchors for optimum performance under the most demanding structural applications Select Mechanical Anchors Products TITEN HD® HEAVY TITEN® 2 CONCRETE STRONG-BOLT® 2 DUTY SCREW ANCHOR AND MASONRY SCREW WEDGE ANCHOR 24

Software Critical to Preserve & Grow Core Business

SIMPSON Manufacturing COMPANY

Technology strengthens our value proposition as the
industry trusted partner in construction solutions and building software systems.

INVESTMENTS IN SOFTWARE

Acquired CG Visions (January 2017)

- Provides expertise and resources to offer software solutions and services to builders and lumber building material dealers
- Supports efforts to further develop integrated software component solutions for the building industry

Proprietary Truss Software

- Ongoing development to support truss component manufacturers
- Small and medium-sized component manufacturers represent >40% of truss market
  - Focused on converting medium-sized customers
  - Enabled by increased software capabilities and sophistication of our solutions

THREE PILLARS

DEVELOPMENT

- Truss Studio design
- Director management
- Web apps

PARTNER

- Hyphen back office ERP
- CSD I joist floor design
- Wall panel design

ACQUIRE

- CG Visions
- LotSpec Acad & Revit options

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Track Record of Stockholder Engagement and Responsiveness • Members of our management and Board engaged with stockholders, representing ~51% of our shares, regarding compensation and governance topics, which resulted in the following changes:  Introduced long-term incentive award with three year relative TSR performance modifier 2015  Increased percentage of NEO’s compensation that is delivered in equity and vests over multiple years  Added stock ownership guidelines for each of our Named Executive Officers and directors  Improved disclosure of our compensation programs • In direct response to stockholder feedback and following a deep review of our executive compensation and governance practices, the Board approved several significant changes including:  Transformed our executive compensation program to enhance long-term performance orientation • Increased the proportion of total NEO compensation delivered in equity with multi-year vesting • Established three year performance measurement period in long-term incentive awards 2016 • Adopted operational metrics in long-term incentives that align with our strategy • Modified compensation targeting practices to target the median for compensation elements  Eliminated the stockholder rights plan  Shortened director term limits to 15 years for new directors that are elected to the Board (current directors’ term limits will remain at 20 years)  Adopted compensation risk policies; clawback, anti-hedging and anti-pledging • Called a special meeting to provide stockholders with an opportunity to vote on Board declassification and the elimination of cumulative voting 2017 • Committed to adopt proxy access after the special meeting of stockholders • Unveiled "2020 Plan" to improve operational performance and enhance stockholder value • Peter Louras served as the Company’s chairman until December 31, 2018 and will continue to serve on the Board until the 2019 annual meeting. In accordance with the Board’s Corporate Governance Guidelines on director tenure, which provides that no non-employee director who was on the Board prior to 2016 will be nominated for reelection after 20 years of board 2018 service, the Board does not plan to nominate Mr. Louras for re-election at the 2019 annual meeting of the Company’s stockholders. • Announced the election of current board member James Andrasick as chairman of the Board, effective January 1, 2019 • Enhanced focus on Environmental, Social and Governance (“ESG”) reporting company-wide 2019 - 2020 • Issued inaugural sustainability report, accessible via the Sustainability section of the Company’s website The Board has a track record of engaging with and seeking the feedback of our stockholders as well as taking action on the feedback received. 26

SIMPSON’S PEOPLE MAKE THE DIFFERENCE simpsonmfg.com/financials 27